S000089993 [Member] Annual Fund Operating Expenses - Russell Investments Emerging Markets Equity ETF	Sep. 30, 2025
Prospectus [Line Items]
Fee Waiver or Reimbursement over Assets, Date of Termination	January 28, 2027
Russell Investments Emerging Markets Equity ETF
Prospectus [Line Items]
Management Fees (as a percentage of Assets)	0.79%	[1]
Other Expenses (as a percentage of Assets):	0.00%	[2]
Expenses (as a percentage of Assets)	0.79%
Fee Waiver or Reimbursement	(0.15%)
Net Expenses (as a percentage of Assets)	0.64%

[1]	Until January 28, 2027, Russell Investment Management, LLC (“RIM”), the Fund’s investment adviser, has contractually agreed to waive 0.15% of its advisory fee. This waiver may not be terminated during the relevant period except with Board approval. The Fund’s advisory agreement provides that RIM will pay all expenses of the Fund except for payments under the Fund’s 12b-1 plan, if any, interest expenses, dividend and interest expenses related to short sales, taxes, the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund, brokerage commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund, costs of holding shareholder meetings, costs of any securities lending program, any and all costs, fees and expenses, including legal fees, associated with litigation or potential litigation, any and all contingency fees paid to vendors out of amounts received by the Fund (for example, contingency fees paid to vendors for foreign tax reclaims and contingency fees paid to vendors for certain securities litigation recoveries) and any infrequent and/or unusual expenses.
[2]	The Fund’s “Other Expenses” have been estimated to reflect expenses expected to be incurred during the first fiscal year.